                                                                  Exhibit 10.30


                               LICENSE AGREEMENT

         THIS LICENSE AGREEMENT ("Agreement") is made as of November 27, 1996 (the "Effective Date") by and between CMH Holdings Corporation, a Delaware corporation ("CMH"), and CLARK Material Handling Company, a Delaware corporation and wholly-owned subsidiary of CMH ("CLARK").

         WHEREAS, CLARK is a party to that certain Stock and Asset Purchase and Sale Agreement dated as of November 9, 1996 (the "Acquisition Agreement") between CLARK, Terex Corporation and certain subsidiaries and affiliates of Terex;

         WHEREAS, CLARK has assigned to CMH the rights of CLARK to purchase certain patents and patent applications pursuant to the Acquisition Agreement and CMH has purchased such patents and patent applications;

         NOW, THEREFORE, in consideration of CLARK's assignment to CMH of such rights and of the mutual promises set forth below, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by CMH, the parties hereto agree as follows:

1.   DEFINITIONS.

1.1 "Intellectual Property" means all patents and patent applications, including any continuations, continuations in part or divisionals thereof, owned or otherwise controlled by CMH as of the Effective Date, including but not limited to all patents and patent applications listed on Schedule A attached hereto.

2.   GRANT

2.1 CMH hereby grants to CLARK a perpetual, world-wide, exclusive, royalty-free, fully-paid-up license to practice methods covered by any and all Intellectual Property and to make, use, import, offer for sale or sell any products covered by any Intellectual Property. CMH further grants to CLARK the right to sue for infringements which may have occurred prior to the Effective Date.

3.   ASSIGNMENT AND SUBLICENSING

3.1 CLARK may freely transfer or assign all or part of it rights or obligations under this Agreement, and shall give notice of said assignment to CMH. CMH may not assign this Agreement or any of its rights and obligations hereunder by any means whatsoever; and in the event that CMH shall determine to sell or otherwise transfer or assign ownership of the Intellectual Property to a third party, CMH hereby agrees to first offer such sale or assignment to CLARK for a fee of One Thousand Dollars U.S. ($1,000.00).

3.2 CLARK may freely grant sublicenses of all or part of its rights under this Agreement.

Page 2
------------------------

4.   LITIGATION

4.1 If either party becomes aware of any actual or threatened infringement by a third party of any Intellectual Property licensed hereunder, it shall promptly notify the other party in writing.

5.   MAINTENANCE OF INTELLECTUAL PROPERTY

5.1 CMH shall, at its own expense, maintain all Intellectual Property licensed hereunder, including the filing of all necessary documents, payment of all required fees, and any other action necessary to ensure the continued validity and enforceability of said Intellectual Property.

6.   GENERAL PROVISIONS

6.1 This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of New York.

6.2 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter of this Agreement and merges and supersedes all prior discussions between them.

6.3 This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.4 All notices required with respect to this Agreement, shall be in writing and shall be personally served or deposited in the United States mail, first class, addressed as set forth below, or such other address as a party hereto shall have specified most recently by written notice in accordance with this Section.

          CMH:

          172 Trade St.
          Lexington, KY 40510

          Attention: Secretary


          CLARK:

          172 Trade St.
          Lexington, KY 40510
          Attention: Secretary

Page 3
------------------------

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first specified above.


CMH HOLDINGS CORPORATION                    CLARK MATERIAL HANDLING COMPANY



By: /s/                                  By: /s/
   --------------------------------         --------------------------------

Title:                                   Title:
      -----------------------------            -----------------------------